KEATING REVERSE MERGER FUND, LLC
                          5251 DTC PARKWAY, SUITE 1090,
                         GREENWOOD VILLAGE CO 80110-2739


                                   November 21, 2003





Sally A. Fonner
1407 N. Fort Harrison, Suite F
Clearwater, Florida

Stirling Corporate Services LLC
1407 N. Fort Harrison, Suite F
Clearwater, Florida

Petersen & Fefer, attorneys
Chateau de Barbereche
Switzerland 1783 Barbereche

         Re:      The Enchanted Village, Inc. ("Enchanted")

Ladies and Gentlemen,

         This letter shall constitute a Purchase and Sale Agreement between Keating Reverse Merger Fund LLC, a Colorado limited liability company that is referred to as the "Purchaser," and Sally A. Fonner an individual who is referred to as "Fonner," Stirling Corporate Services LLC, a Florida limited liability company that is referred to as "Stirling" and Petersen & Fefer, attorneys, a law firm that is referred to as "Petersen." From time to time in this agreement, Fonner, Stirling and Petersen are collectively referred to as the "Sellers."

       The purposes of this Agreement are to:

          o Sell a substantial majority of the issued and outstanding equity securities of Enchanted (collectively the "Enchanted Securities") to the Purchaser; and

          o    Provide  a  general   framework  for  the  future  operations  of
               Enchanted.

       The Purchaser understands that all of the Enchanted Securities owned by the Sellers were acquired in reliance on a claim of exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and that each of the Sellers is an affiliate of Enchanted. The Purchaser understand that none of the cash consideration to be paid by them in connection with the transactions contemplated by this Agreement will inure to the benefit of Enchanted or any person other than the Sellers.

1.       INITIATION OF TRANSACTIONS

         The Purchaser initiated the transactions contemplated by this Agreement by making an unsolicited offer to purchase the Enchanted Securities from the Sellers on the terms set forth herein. Prior to making a formal offer, the Purchaser independently reviewed the registration statements, reports and other documents that Enchanted and/or the Sellers filed with the Securities and Exchange Commission between July 3, 2002 and November 19, 2003. With the exception of the specific representations set forth in Paragraph 3, the Purchaser has relied exclusively on its own investigation of Enchanted and its affairs and they have not relied on any representations, express or implied, that are directly or indirectly attributable to the Sellers or any of their respective affiliates.

Sally A. Fonner
Stirling Corporate Services LLC
Petersen & Fefer, attorneys
November 21, 2003
Page 2 of 11

2.     PURCHASER' REPRESENTATIONS AND WARRANTIES

       The Purchaser hereby makes the following express representations and warranties, which may be relied upon by the Sellers, Enchanted and their respective affiliates.

       (a) The Purchaser has full power and authority to buy the Enchanted Securities from the Sellers on the terms set forth herein. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery hereof by the Seller, constitutes the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

       (b) The Purchaser is acquiring the Enchanted Securities solely for its own account, for investment, and not with a view to any subsequent
"distribution" thereof within the meaning of that term as defined in the Securities Act.

       (c) The Purchaser is an "Accredited Investor" as such term is defined in Securities and Exchange Commission Rule 501(a).

       (d) The Purchaser has sufficient education, knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of their proposed purchase of the Enchanted Securities.

       (e) The Purchaser is able to bear the economic risks of an investment in the Enchanted Securities, and is able to protect its' own interests in connection with the proposed transaction.

       (f) The Purchaser has been given the opportunity to review all of the files and business records of Enchanted including the articles of incorporation, by-laws, documents defining the rights of security holders, material contracts, and financial statements and to ask questions of and receive answers from the officers and directors of Enchanted with respect to the business of the Company, the Enchanted Securities and any other matters which it considered to be material to its' investment decision and all such questions have been answered to its' full satisfaction.

       (g) The Purchaser understands that Enchanted will issue stop transfer instructions to its transfer agent with respect to the Enchanted Securities and intends to place the following restrictive legend, or a legend similar thereto, on each certificate representing Enchanted securities:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN PURCHASED FROM AN AFFILIATE OF THE ISSUER IN A TRANSACTION EFFECTED IN RELIANCE UPON SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN THE SUBJECT OF A REGISTRATION STATEMENT UNDER THE ACT. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION THEREFROM."

       (h) The Purchaser will promptly make any regulatory filings that are necessary or desirable to advise the Securities and Exchange Commission and the other stockholders of Enchanted of the terms, conditions and provisions of this Agreement.

       (i) All of the Purchaser's representations and warranties are true as of the date of this Agreement, shall be true at the closing date and shall survive the closing for a period of two (2) years.

Sally A. Fonner
Stirling Corporate Services LLC
Petersen & Fefer, attorneys
November 21, 2003
Page 3 of 11

3.     SELLER'S REPRESENTATIONS AND WARRANTIES

       Each of the Sellers hereby makes the following express representations and warranties, which may be relied upon by the Purchaser and its' affiliates.

       (a) The Sellers have full power and authority to sell the Enchanted Securities to the Purchaser on the terms set forth herein. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action and no other corporate proceeding on the part of any Seller is necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by each of the Sellers and, assuming the due execution and delivery hereof by the Purchaser, constitutes the legal, valid and binding obligation of the Sellers enforceable in accordance with its terms.

       (b) The Sellers acquired the Enchanted Securities during the period between June 18,, 2002 and the date of this agreement. Each of the Sellers is the sole beneficial owner of the Enchanted Securities registered in his name.

       (c) On February 10, 2003, the issued and outstanding capital stock of Enchanted consisted of:

          o    10,668,333 shares of common stock;

          o    4,428,616 shares of Class A Common Stock; and

          o    300,000 shares of Convertible Series A Preferred Stock.

       (d) The shares held by Ms. Fonner and Stirling are issued and outstanding on the books of the Company, but pending the completion of the reclassification and reverse split described in subparagraph (e) below, such shares are being held in uncertificated form and the Company's transfer agent is acting as the duly authorized registrar with respect to such shares.

       (e) On March 3, 2003,  Fonner and  Stirling  acted by written  consent to
approve  a  major   restructuring  of  Enchanted's  affairs  and  in  connection therewith:

          o Enchanted's authorized capital stock was increased to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock;

          o Enchanted's outstanding Class A Common Stock was reclassified as common stock;

          o Enchanted's outstanding Preferred Stock was reclassified as common stock;

          o Enchanted implemented a reverse split in the ratio of one (1) new share for each 4,000 shares of common stock outstanding after the reclassification of the Class A Common Stock and Preferred Stock; and

          o Enchanted implemented a 100 for 1 forward split of the common stock outstanding immediately after the implementation of the reverse split.

Enchanted's Certificate of Incorporation was amended to implement the reclassification and reverse split on March 10, 2003. After giving effect to the reclassification and reverse split, Enchanted had 772,500 shares of common stock and no other securities outstanding. Of this total, Fonner was the sole beneficial owner of 30,800 shares and Stirling was the sole beneficial owner of 310,900 shares.

       (f) On November 21, 2003, Enchanted agreed to sell a total of 500,000 shares of common stock to the Purchaser at a price of $.10 per share. The shares held by the Purchaser are issued and outstanding on the books of the Company,

Sally A. Fonner
Stirling Corporate Services LLC
Petersen & Fefer, attorneys
November 21, 2003
Page 4 of 11

but pending the completion of the reclassification and reverse split described in subparagraph (e) above, such shares are being held in uncertificated form and the Company's transfer agent is acting as the duly authorized registrar with respect to such shares.

       (g) On November 21, 2003, Enchanted agreed to issue an aggregate of 3,161,000 shares in the following transactions:

          o 70,000 shares were issued to Petersen in accordance with the compensation disclosures set forth in Enchanted's Schedule 14C Information Statement dated February 10, 2003;

          o 1,200,000 shares were issued to Petersen in exchange for $120,000 in debt that Enchanted owed to Petersen;

          o 591,000 shares were issued to Stirling in exchange for $59,100 in related party debt that Enchanted owed to Stirling; and

          o 1,300,000 shares were issued to Fonner in exchange for $130,000 in related party debt that Enchanted owed to Fonner.

       The shares held by Petersen, Stirling and Fonner are issued and outstanding on the books of the Company, but pending the completion of the reclassification and reverse split described in subparagraph (e) above, such shares are being held in uncertificated form and the Company's transfer agent is acting as the duly authorized registrar with respect to such shares.

       (h) After giving effect to the corporate restructuring and other transactions specified in subparagraphs 3(e), 3(f) and 3(g), Enchanted has a total of 4,433,300 shares of common stock issued and outstanding.

       (i) During the period between June 18, 2002 and the date of this letter, Enchanted has not issued any other equity securities, debt securities, debt instruments, options, warrants, calls or other rights, agreements, arrangements or commitments that obligate Enchanted to issue, deliver or sell shares of its capital stock or debt securities, or obligate Enchanted to grant, extend or enter into any such option, warrant, call or other such right, agreement, arrangement or commitment.

       (j) During the period between June 18, 2002 and the date of this letter, Fonner, Stirling and Petersen have not sold any Enchanted Securities to any third parties; granted any options, warrants, calls or other rights, agreements, arrangements or commitments that obligate the Sellers or their affiliates to deliver or sell any of their Enchanted Securities; or obligate the Sellers or their affiliates to grant, extend or enter into any such option, warrant, call or other such right, agreement, arrangement or commitment.

       (k) The Sellers have delivered copies of all available financial statements of Enchanted to the Purchaser. Such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Enchanted throughout the periods indicated; the Sellers are not aware of any material misrepresentations, errors or omissions in such financial statements and to the best of the Sellers' knowledge, such financial statements contain and reflect all adjustments and accruals necessary for a fair presentation of Enchanted's financial condition as of the relevant dates thereof and the results of Enchanted's operations for the periods covered thereby; and fairly present the financial condition of Enchanted and its results of operations as of the relevant dates thereof and for the periods covered thereby.

       (l) While Enchanted's Quarterly Report on Form 10-QSB for the period ended October 31, 2003 reflects total third party liabilities and accrued expenses of $19,803.67, this amount includes a current balance due to Continental Stock Transfer of $7,303.67 and estimated expenses of $12,500 associated with the completion of the reclassification and reverse stock split.

Sally A. Fonner
Stirling Corporate Services LLC
Petersen & Fefer, attorneys
November 21, 2003
Page 5 of 11

With the exception of the balance owed to Continental Stock Transfer, Enchanted has no other third-party liabilities at the date of this agreement.

       (m) To Seller's knowledge, there is no claim, action, suit, litigation, proceeding, arbitration or investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or threatened against Enchanted, or any properties or rights of Enchanted, and Enchanted is not subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or continuing investigation by, any governmental entity, or any judgment, order, writ, injunction, decree or award of any governmental entity or arbitrator, including, without limitation, cease-and-desist or other orders.

       (n) The Sellers are not aware of any material misrepresentations, errors or omissions in the registration statements, reports and other documents that Enchanted filed with the Securities and Exchange Commission between June 18, 2002 and the date of this letter.

       (o) All of the Seller's representations and warranties are true as of the date of this Agreement, shall be true at the closing date and shall survive the closing for a period of two (2) years.

4.       AGREEMENTS TO PURCHASE AND SELL

         (a) The Sellers agree to sell and the Purchaser agrees to buy the following Enchanted Securities for an aggregate consideration of $225,000:

          (i) Stirling shall sell 901,900 shares of Enchanted's common stock to the Purchaser for $57,934.59;

          (ii) Fonner shall sell 1,330,800 shares of Enchanted's common stock to the Purchaser for $85,485,48;

          (iii)Petersen shall sell 1,270,000 shares of Enchanted's common stock to the Purchaser for $81,579.92;

        (b) The $225,000 purchase price shall be payable on the closing date in accordance with the provisions of Paragraph 5.

5.       CLOSING AND ESCROW ARRANGEMENTS

         As soon as practicable after the execution of this Agreement, but no later than November 24, 2003, the Sellers will deliver, or cause to be delivered to Bertrand Ungar, attorney (the "Escrow Agent"):

          (i) A Certificate of the Company's transfer agent respecting the number of shares issued, outstanding and held in uncertificated form for the benefit of each of the Sellers; and

          (ii) Duly executed assignments for the uncertificated the Enchanted Securities held by each of the Sellers.

Concurrently, the Purchaser will deliver good funds in the amount of $225,000 to the Escrow Agent. When the Escrow Agent has confirmed the receipt of all required certificates, assignments and payments, Fonner, acting in her capacity as the sole officer and director of Enchanted shall promptly:

          (iii)File a Current Report on Form 8-K for the purpose of disclosing the change in control arising from this agreement and the collateral agreements described herein;

          (iv) File  an  Information   Statement   containing  the   information
               specified in Rule 14f-1; and

Sally A. Fonner
Stirling Corporate Services LLC
Petersen & Fefer, attorneys
November 21, 2003
Page 6 of 11

          (v) Resign as the president of Enchanted and appoint Kevin R. Keating as her successor.

Immediately thereafter, the Escrow Agent shall conduct a final closing of the transaction and distribute the funds, and assignments to the persons entitled thereto under the terms of this Agreement. In connection therewith, the escrow agent shall forward the purchase price to the Sellers at the bank coordinates specified in Exhibit A. All bank charges associated with the foregoing transfers shall be deducted from the amount thereof and treated as a closing cost specifically allocated to each of the Sellers.

6.     POST-CLOSING OBLIGATIONS OF THE PURCHASER

       (a) After the closing of this Agreement, the Purchaser shall:

          (i) Promptly file such reports and other documents as may be necessary or desirable under the circumstances to notify the Securities and Exchange Commission, in accordance with all applicable regulations, that they have purchased the Enchanted securities from the Seller;

          (ii) Use reasonable commercial efforts to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that wants to become publicly held; and

          (iii)Cause Enchanted to pay any and all governmental charges and assessments, professional fees and expenses, administrative costs and expenses and direct out of pocket costs associated with the tasks set forth in subparagraphs (i) and (ii).

       (b) The Purchaser shall not cause or authorize Enchanted to issue additional equity securities to the Purchaser or any of their respective affiliates without receiving adequate consideration therefor. The Purchaser shall not, during the period between the date of this agreement and the closing of a business combination between Enchanted and a suitable private company, cause or permit Enchanted to implement a reverse split or other consolidation of its equity securities that would cause the share ownership of Enchanted's unaffiliated stockholders to be less than 430,700 shares.

       (c) In the event that (i) the Purchaser is unable to accomplish any of the tasks specified in this Agreement or they otherwise elect to abandon their plan to effect a business combination between Enchanted and a suitable privately held company, and (ii) the available financial resources of Enchanted are insufficient to pay the costs and expenses of liquidation and dissolution, then the Purchaser shall be obligated to advance any and all additional funds that may be necessary to complete the orderly dissolution and liquidation of Enchanted.

7.       POST-CLOSING OBLIGATIONS AND RIGHTS OF THE SELLER

         (a) Upon compliance with the requirements of Rule 14f-1, Fonner, acting in her capacity as the sole director of Enchanted, shall appoint Kevin R. Keating to serve as a member of Enchanted's board of directors and then resign her position as a director of Enchanted.

         (b) After the closing of this Agreement, the Sellers shall:

          (i) Take such steps as may be reasonably required to put Purchaser in actual possession of and control over the Enchanted Securities, together with any business properties or records of Enchanted that are in the actual control of the Sellers;

          (ii) Execute, acknowledge and deliver such other and further assignments, instruments of transfer and other documents as may be reasonably required to effectuate the assignment and transfer of the Enchanted Securities to the Purchaser;

Sally A. Fonner
Stirling Corporate Services LLC
Petersen & Fefer, attorneys
November 21, 2003
Page 7 of 11

          (iii)Take such other and further actions as may be reasonably required to perfect the Purchaser' actual possession of and operating control over Enchanted's business properties and records;

          (iv) For a period of 6 months after the closing date, cause their employees and the former officers and directors of Enchanted to provide reasonable cooperation and assistance to the Purchaser in connection with the Purchaser's efforts to effect a business combination between Enchanted and a suitable privately held company.

       (c) After the closing of this Agreement, the Sellers shall have the right to review and comment on the factual disclosures in any and all registration statements, reports and other documents that Enchanted and/or the Purchaser propose to file with the Securities and Exchange Commission that refer to this Agreement or the Seller's historical involvement in the affairs of Enchanted. If the Sellers exercise the foregoing right, the Purchaser shall promptly incorporate all reasonable amendments proposed by the Sellers in such filings.

8.       INDEMNIFICATION

         (a) From and after the closing date, the Sellers shall indemnify the Purchaser against and hold the Purchaser harmless from all damages, losses or liabilities in respect of suits, proceedings, demands, judgments, damages, expenses and costs (including, without limitation, reasonable attorney's fees and costs and expenses incurred in the investigation, defense or settlement of any claims covered by this indemnity) (collectively, the "Indemnifiable Damages") which the Purchaser may suffer or incur by reason of (i) the inaccuracy of any of the representations and warranties of the Sellers contained in this Agreement; or (ii) the nonperformance by the Sellers of any of the obligations set forth in this Agreement. Without limiting the generality of the foregoing, the amount recoverable Indemnifiable Damages shall not exceed the sum of $225,000. No action for the enforcement of the representations and warranties of the Sellers may be commenced with respect to any claim made more than two (2) years following the closing date.

         (b) From and after the Closing, the Purchaser shall indemnify the Sellers against and hold it harmless from all damages, losses or liabilities in respect of suits, proceedings, demands, judgments, damages, expenses and costs (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claims covered by this indemnity) (collectively, the "Indemnifiable Damages") which the Sellers may suffer or incur by reason of (i) the inaccuracy of any of the representations  and  warranties of the Purchaser  contained in this  Agreement;
(ii) any liability for claims made by third parties against the Sellers arising out of the activities of the Purchaser or the operations of Enchanted after the closing date, or (iii) the nonperformance by the Purchaser of any of the covenants or agreements contained in this Agreement. Without limiting the generality of the foregoing, with respect to the measurement of Indemnifiable Damages, the Sellers shall only have the right to (a) be restored to the financial position it enjoyed immediately prior to the execution of this Agreement and (b) recover any additional costs or damages incurred as a result of the Purchaser' failure to perform under paragraph 6(d). No action for the enforcement of the representations and warranties of the Purchaser may be commenced with respect to any claim made more than two (2) years following the closing date.

         (c) Promptly, upon receipt of notice of any claim, demand or assessment or the commencement of any suit, action or proceedings by any party not a party to this Agreement in respect of which indemnity may be sought on account of an indemnity agreement contained herein, the party seeking indemnification (the "Indemnitee") will notify, within sufficient time to respond to such claim or answer or otherwise plead in such action, the party from whom indemnification is sought (the "Indemnitor"), in writing, thereof. The omission of such Indemnitee to notify promptly the Indemnitor of any such claim or action shall not relieve such Indemnitor from any liability which it may have to such Indemnitee in connection therewith on account of the indemnity agreements contained herein unless the Indemnitor is prejudiced thereby, and then only to the extent of the prejudice caused by such delay. In case any claim, demand or assessment shall be asserted or suit, action or proceeding commenced against an Indemnitee, and it shall notify the Indemnitor of the commencement thereof, the Indemnitor will be

Sally A. Fonner
Stirling Corporate Services LLC
Petersen & Fefer, attorneys
November 21, 2003
Page 8 of 11

entitled to participate therein, and, to the extent that it may wish, to assume the defense, conduct or settlement thereof, with counsel reasonably satisfactory to the Indemnitee; provided that no settlement may be made by an Indemnitor on behalf of an Indemnitee without the Indemnitee's express written consent if such settlement would impose continuing obligations or any liability upon the Indemnitee. After notice from the Indemnitor to the Indemnitee of its election so to assume the defense, conduct or settlement thereof, the Indemnitor will not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense, conduct or settlement thereof. The Indemnitee will cooperate with the Indemnitor in connection with any such claim, make personnel, books and records relevant to the claim available to the Indemnitor, and grant such authorizations or powers of attorney to the agents, representatives and counsel of the Indemnitor as such Indemnitor may reasonably consider desirable in connection with the defense of any such claim. In the event that the Indemnitor does not wish to assume the defense, conduct or settlement of any claim, demand, or assessment, the Indemnitee will not settle such claim, demand, or assessment without the consent of the Indemnitor, which shall not be unreasonably withheld. It is understood and agreed that to the extent the Purchaser or the Sellers make a claim for indemnification within the survival periods stated herein, the responsibility for indemnification with respect to such claim shall survive until such claim is resolved. Each of the Purchaser and each of the Sellers expressly understands and agrees that notwithstanding any disclosure herein or in the Schedules hereto or in any document, certificate, or instrument delivered pursuant hereto of actual or potential defaults, claims, litigation and the like that may be asserted against Enchanted, the Sellers or the Purchaser, the Sellers and the Purchaser shall be entitled to indemnification against such matters to the extent set forth above.

9.       MISCELLANEOUS

       (a) This Agreement constitutes the entire agreement among the parties. It supersedes all prior agreements and understandings among the parties, and it may not be modified or amended without the written consent of all parties. This Agreement may be executed in any number of counterparts, which shall each be deemed to be an original. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns.

       (b) All notices hereunder shall be in writing and addressed to such party at its address set forth below, or such other address as a party may subsequently designate in writing.

PURCHASER

KEATING REVERSE MERGER FUND, LLC
5251 DTC Parkway, Suite 1090,
Greenwood Village CO  80110-2739
Telephone: (772) 231-7544
E-mail kk@keatinginvestments.com

SELLERS

Sally A. Fonner                                  Stirling Corporate Services LLC
1407 N. Fort Harrison, Suite F                   1407 N. Fort Harrison, Suite F
Clearwater, Florida                              Clearwater, Florida
Telephone (727) 469-8691                         E-Mail sally@scsllc.info

Petersen & Fefer, attorneys
Chateau de Barbereche
Switzerland 1783 Barbereche
Telephone 41(0)26-684-0500
E-mail jlp@ipo-law.com

Sally A. Fonner
Stirling Corporate Services LLC
Petersen & Fefer, attorneys
November 21, 2003
Page 9 of 11

Notices that are delivered personally or sent by confirmed e-mail shall be deemed given when sent. Notices that are delivered by a reputable overnight courier or sent by certified mail, return receipt requested, shall be deemed given when received.

       (c) This Agreement and the transactions contemplated hereby shall be construed in accordance with and governed by the laws of the State of Delaware.

       (d) In the event a dispute between the parties hereto arises out of, in connection with, or with respect to this Agreement, or any breach thereof, such dispute shall, on the written request of one party delivered to the other party, be submitted to and settled by arbitration conducted in Denver, Colorado before a single arbitrator appointed by the American Arbitration Association in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The award of such arbitrator shall be final and may be entered by any party hereto in any court of competent jurisdiction. The party against whom the arbitrator's award is rendered shall pay all costs and expenses of such arbitration, unless the arbitrator shall specifically allocate costs in a different manner because the award is not entirely in favor of either party.

         (e) The Purchaser and the Sellers shall each pay their respective expenses incident to this Agreement and the transactions contemplated hereby, including all fees of their counsel and accountants, whether or not such transactions shall be consummated. The Purchaser shall pay the reasonable fees and expenses of Bertrand Ungar, attorney for providing the escrow services specified in paragraph 5.

       IN WITNESS WHEREOF, the parties have executed this Agreement on this 21st day of November 2003.

PURCHASERS

KEATING REVERSE MERGER FUND, LLC



By:
      -------------------------------------------


SELLERS

STIRLING CORPORATE SERVICES LLC                     SALLY A. FONNER



By:
      -------------------------------------         ----------------------------
        (Sally A. Fonner, President)

PETERSEN & FEFER, ATTORNEYS



By:
      -------------------------------------------
            (John L. Petersen, partner)

                                    EXHIBIT A

                            CERTIFICATE OF INCUMBENCY
                           THE ENCHANTED VILLAGE, INC.

         The undersigned Rachel A. Fefer, Esq., hereby certifies that she is the duly appointed Assistant Secretary of The Enchanted Village Inc., a Delaware corporation (the "Company") and does further certify that:

         1. INCUMBENCY. Sally A. Fonner is the duly elected Chief Executive Officer of the Company and the sole member of the Company's board of directors; and by virtue of such status Ms. Fonner has full power and authority to act in the name and on behalf of the Company without the approval or consent of any other person.

         2. AUTHORIZATION OF STOCK ISSUANCE TRANSACTION. The issuance of 500,000 shares of the Company's common stock to the Keating Reverse Merger Fund in exchange for $50,000 in cash has been duly authorized by all requisite corporate action.

         3. APPROVAL OF STIRLING RESALE TRANSACTION. The proposed transaction between Stirling Corporate Services LLC, as seller, and the Keating Reverse Merger Fund, as purchaser, which relates to the resale of 901,900 shares of the Company's common stock has been duly authorized by all requisite corporate action.

         4. APPROVAL OF FONNER RESALE TRANSACTION. The proposed transaction between Sally A. Fonner, as seller, and the Keating Reverse Merger Fund, as purchaser, which relates to the resale of 1,330,800 shares of the Company's common stock has been duly authorized by all requisite corporate action.

         5. APPROVAL OF PETERSEN & FEFER RESALE TRANSACTION. The proposed transaction between the law firm of Petersen & Fefer, as seller, and the Keating Reverse Merger Fund, as purchaser, which relates to the resale of 1,270,000 shares of the Company's common stock has been duly authorized by all requisite corporate action.

Dated November 21, 2003

THE ENCHANTED VILLAGE, INC.
By: Rachel A. Fefer, assistant secretary



---------------------------------------------

ATTEST: SALLY A. FONNER
Sole Director and Chief Executive Officer

                                    EXHIBIT B

                        BANKING INSTRUCTIONS FOR SELLERS

Instructions for the $85,485,48 transfer to Sally A. Fonner

       First Union National Bank, NA
       Tampa, Florida
       ABA 063000021
       For further credit to the account of
       Sally A. Fonner
       Account No. 1010019700047

Instructions for the $57,934.59 transfer to Stirling Corporate Services LLC

       First Union National Bank, NA
       Tampa, Florida
       ABA 063000021
       For further credit to the account of
       Sally A. Fonner
       Account No. 2000004460738

Instructions for the $81,579.92 transfer to Petersen & Fefer

       Banque Cantonal de Fribourg
       Fribourg, Switzerland
       Swift code BEFRCH22
       Through Citibank NA, New York, New York
       For the Account of
       Etude Petersen & Fefer - USD Client Account
       Acct. # 25 01 136.463-02